Deloitte Touche Tohmatsu ABN 74 490 121 060 Grosvenor Place 225 George Street Sydney NSW 2000 PO Box N250 Grosvenor Place Sydney NSW 1220 Australia
The Directors RESIMAC Limited Level 9, 45 Clarence Street SYDNEY NSW 2000	DX: 10307SSE Tel: +61 (0) 2 9322 7000 Fax: +61 (0) 9322 5136 www.deloitte.com.au

9 October 2019

Dear Directors,

Report of Factual Findings

We have performed the procedures agreed with RESIMAC Limited (the “Issuer” and “you”), to report factual findings for the purpose of assisting you and Commonwealth Bank Australia Limited, National Australia Bank Limited, Citigroup Global Markets Australia Pty Limited, Deutsche Bank AG, Sydney Branch and nabSecurities LLC (together, the “Underwriters”) in assessing, in combination with other information obtained by you and the Underwriters the proposed securitisation transaction of a pool of residential mortgage loans and your evaluation of the Loan File Data Information (the “Purpose”) in respect of the RESIMAC Bastille Trust in respect of RESIMAC Series 2019-1NC (the “Transaction”). The procedures performed are detailed in the terms of the engagement dated on or about 9 October 2019 (“the Engagement Letter”) and set forth in the attached schedules with respect to the Transaction. Terms in this report have the same definition as in the Engagement Letter.

Responsibility for the Procedures Agreed

The Issuer is responsible for the adequacy or otherwise of the procedures agreed to be performed by us. You are responsible for determining whether the factual findings provided by us, in combination with any other information obtained, provide a reasonable basis for any conclusions which you wish to draw on the subject matter.

Our Responsibility

Our responsibility is to report factual findings obtained from conducting the procedures agreed. We conducted the engagement in accordance with Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements to Report Factual Findings (“ASRS 4400”). An agreed-upon procedures engagement is not an assurance engagement.

We have complied with ethical requirements equivalent to those applicable to Other Assurance Engagements, including independence.

The agreed-upon procedures do not constitute either a reasonable assurance (audit) or limited assurance (review) engagement in accordance with the Auditing and Assurance Standards Board (AUASB) standards, and as such, we do not express any conclusion and provide no assurance on the Transaction. Had we performed additional procedures or had we performed a reasonable or limited assurance engagement in accordance with AUASB standards, other matters might have come to our attention that would have been reported to you and the Underwriters.

Factual Findings

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© 2019 Deloitte Touche Tohmatsu

The procedures were performed solely for the Purpose as specified above. The procedures performed and the factual findings obtained are set out in Appendix A of this report.

Restriction on Distribution and Use of the Report

Except as outlined in the Engagement Letter, this report is intended solely for the use of the Issuer and the Underwriters for the purpose set out above. As the intended user of our report, it is for you to assess both the procedures and our factual findings to determine whether they provide, in combination with any other information obtained, a reasonable basis for any conclusions which you wish to draw on the subject matter. As required by ASRS 4400, distribution of this report is restricted to those parties that have agreed the procedures to be performed with us and have been identified in the terms of the engagement (since others, unaware of the reasons for the procedures, may misinterpret the results). This report is disclosed to the Underwriters upon execution of the Underwriter Agreement with us as separately agreed between us and the Underwriters.

Access to our report will be restricted to the Issuer and the Underwriters, and all other parties will be excluded from using the Report, unless you are required to furnish or post our Report in connection with Rules 15Ga-2 and 17g-10 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”). Accordingly, we expressly disclaim and do not accept any responsibility or liability to any other parties for any consequences of use of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We understand that you may be asked by the Reserve Bank of Australia (“RBA”) to provide details of any external due diligence performed on the pool to indicate that such details have been verified and are correct. The wording that we consent to you using in your response to such a request, and to which you hereby agree to use, is as follows: “Resimac Limited engaged an independent third party to perform certain agreed-upon procedures under the Australian Auditing Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagement to Report Factual Findings (“AUPs”). The procedures included comparing certain information on the loan documentation to the information in the loan data file and the information in the loan system. Resimac Limited received and reviewed the report of factual findings in relation to the AUPs as part of our overall evaluation of the accuracy of stated details regarding the loans in the pool.”

Please contact us if you wish to propose any changes to this wording.

Except to the extent provided in any reliance letter, we note that clause 9 of our Standard Terms governs the use and non-disclosure of our work.

Yours Faithfully

DELOITTE TOUCHE TOHMATSU

Heather Baister

Partner

Chartered Accountants

Sydney 9 October 2019

Appendix A – Factual Findings

The procedures we performed were divided into four parts, A to D

For Procedures A to D, we have performed certain procedures in respect of a sample of the loans selected from an electronic data file provided by you (the Initial “Pool”) being the pool cut dated 15 September 2019, provided by the Issuer on 25 September 2019.

The procedures have been performed using originals, scanned versions, photocopies or facsimiles of the relevant documents. We have not attempted to verify the authenticity of these documents.

At your request, the sample size has been determined using the binomial probability distribution based on the following parameters that you have provided to us: To provide 95% confidence for each attribute tested that the upper error limit in the population does not exceed 5% with 3 planned errors the selected sample will be 153 loans.

Part A – Loan testing

For each loan file in the sample listed in Appendix B we agreed the following electronic data fields in the Pool to the documentation described below in the loan files:

Procedure Performed	Factual
Finding

A1. Occupancy type, as per the “LOAN PURPOSE” field, to the loan application or Credit Assessment Notes. If not specified on the loan application, occupancy type has been deemed “OWNER OCCUPIED” if the residential and security address are the same on the loan application.

No exceptions noted
A2. Settlement date, as per the “SETLEMENT DATE” field, to the date of the compliance certificate.	No exceptions noted

A3. Original loan amount, as per the “LOAN AMOUNT” field, to the loan agreement and any loan variation agreements or email confirmation of discharge from Credit officer in case of partial discharge. A differences threshold of <$1000 determined by the Issuer is allowable as a non-exception between the Pool and loan variation agreements as the amount noted therein is an estimate at the date of issuance.

Two exceptions noted:

1. Loan ID: 3117-855

Loan Amount per Pool Cut: $486,150

Loan amount per Loan agreement: $499,000

2. Loan ID: 8202-62

Loan Amount per Pool Cut: $628,478

Loan amount per Loan agreement: $636,000

A4. Interest only period, as per the “END DATE FOR INTEREST ONLY” field to the loan agreement or letter of variation;	No exceptions noted
A5. Maturity date, as per the “MATURITY DATE” field, as being the settlement date plus the term in the loan agreement;	No exceptions noted

A6. Postcode of each of the security properties, as per the “1ST SECURITY POSTCODE”, “2ND SECURITY POSTCODE”, “3RD SECURITY POSTCODE”, “4TH SECURITY POSTCODE”, “5TH SECURITY POSTCODE”, “6TH SECURITY POSTCODE”, to the relevant valuation reports.

One exception noted: Loan ID: 1220-34 Postcode per Pool Cut: 2035 Postcode per valuation report: 2019

A7. Valuation of each of the security properties, as per the “1ST SECURITY VALUATION”, “2ND SECURITY VALUATION”, “3RD SECURITY VALUATION”, “4TH SECURITY VALUATION”, “5TH SECURITY VALUATION”, “6TH SECURITY VALUATION” to the relevant valuation reports;

No exceptions noted

A8. Security type of each security property as per the “1ST SECURITY TYPE”,“2ND  SECURITY TYPE”, “3RD  SECURITY TYPE”, “4TH SECURITY TYPE”, “5TH SECURITY TYPE”, “6TH SECURITY TYPE” to the relevant valuation reports based on the following classifications:

➢ Freestanding, Residential and Semi-Detached property types are classified as a ‘House’ security type;

➢ Units and Villas are classified as a ‘Unit’ security type;

➢ Townhouses are classified as either a ‘Unit’ or ‘House’ security type;

No exceptions noted.

➢ Detached Units are classified as a ‘House’

A9. Regulated by UCCC/ NCC as per the “REGULATED (Y/N)” to the loan agreement;	No exceptions noted

A10. Borrower employment status as per the “EMPLOYMENT SERVICEABILITY TYPE” to the Loan Application or Credit Assessment except for any sample asset designated as CO (Company or Trust Borrower). This procedure will be only applicable for loans settled after 31 July 2011.

No exceptions noted
A11. Loan documentation type as per the “LODOC” field, to the loan agreement confirmed whether the loan is a full documentation loan or low documentation/alternative documentation loan.	No exceptions noted

Part B – Eligibility Criteria testing

For each loan in the sample we performed the following procedures:

Procedure Performed	Factual
Finding
B1. By reference to the Pool, the Current LVR is not more than 95%	No exceptions noted.

B2. That a Solicitors Compliance Certificate or Title Insurance Settlement Confirmation in respect of the selected loan is included in the security source documents, or located on the Image Management system at RESIMAC.

No exceptions noted.
B3. Check that for each loan, the days in arrears as per the “NO OF DAYS IN ARREARS” per the Pool agrees to the arrears reconciliation section on the MTS portal as at the date of the Pool Cut.	No exceptions noted.
B4. Check that the Current Balance as per “LOAN BALANCE” per the Initial Pool agrees to the loan balance portal in MTS.	No exceptions noted.

B5. If the loan is a low documentation loan as per “LODOC” field being “Y” per the Initial Pool, check that a completed Declaration of Financial Status is included in the source documents, or located on the Image Management system at RESIMAC.

No exceptions noted.

Part C - Valuation Procedures (applicable for loans settled after 1 June 2013)

For each of the relevant loans selected, we obtained the loan documentation and checked the following:

Procedure Performed	Factual
Finding
C1. Check that for each Loan a valuation report was on file.	No exceptions noted.

C2. Check that the valuation is not more than 3 months old (90 days) at the date of settlement of the loan, unless valuation report of up to 180 days old at settlement has been accepted subject to appropriate DLA level approval as evidenced by email from the Resimac lending manager.

No exceptions noted.
C3. Check that the valuation is provided in a standard API format which includes the following: ➢ Market value ‘as is’ ➢ Rental Value; ➢ Replacement Insurance Value; ➢ Evidence of 3 recent sales.	No exceptions noted.

Part D - Income Verification Procedures

Procedures have not been performed on loans with a settlement date prior to 31 July 2011.

Procedure Performed	Factual

In relation to a sample asset designated as full documentation as per the field “LODOC” being “N”:

D1. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Pool with a settlement date on or after 30 September 2012, check that the following income evidence can be sighted on the MTS Portal:

➢ Two of the three most recent payslips, or

➢ Three months statements from a financial institution showing regular salary credits

No exceptions noted.
If none of the above documents are available, the following must be obtained for each applicant: ➢ One payslip, and ➢ The latest PAYG Payment Summary (Group Certificate) or Tax Assessment Notice	No exceptions noted.

D2. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Pool with a settlement date prior to 30 September 2012, check that the following income evidence can be sighted on the MTS Portal:

➢ Two of the three most recent payslips, or

➢ a letter from the employer on official letter head (PO Box and mobile contact numbers are unacceptable), signed and dated confirming employment status, position, base salary or total salary package and breakdown, commencement date or length of employment, and

➢ The latest PAYG Payment Summary (Group Certificate) or Tax Assessment Notice

No exceptions noted.

D3. For any sample asset designated as Self Employed/Employed / or designated as CO (Company or Trust Borrower) (blank ones) as per the field Employment Serviceability Type in the Pool, check that the following income evidence can be sighted on the MTS Portal:

➢ Most recent Tax Assessment Notice; and

➢ Financial statements for 2 years.

No exceptions noted.

Based on the above criteria, for any sample asset designated as “Y” per the field “LODOC” in the Pool, check that the following income declaration and evidence can be sighted on the MTS Portal:

➢ Declaration of Financial Status, and

➢ 3 months business bank statements (main transactional account), or

➢ 6 months BAS Statements, or

➢ An Accountant’s letter/verification.

No exceptions noted.

D4. Where an applicant has rental-based income noted on MTS Portal, check that one of the following income evidence can be sighted on the MTS Portal :

➢ Rental opinion from a real estate agent in the form of a letter for new purchases, or

➢ Rental statement from the managing agent, or

➢ Copy of current lease or tenancy agreement for properties already tenanted with bank statements confirming rental deposits for private agreements, or

➢ A taxation return showing declared income, or

➢ Rental opinion from a RESIMAC approved Panel Valuer in the form of a valuation addressed to RESIMAC Limited, or

No exceptions noted.

➢ If the property is vacant, RESIMAC will rely on the lower of an agent’s market appraisal or rental amount as per the valuation report.

D5. Where an applicant detains a Court Order mandating that the applicant receive maintenance payments as noted in MTS Portal, check that the following income evidence can be sighted on the MTS Portal:

➢ Proof of receipt of maintenance for a continuous period of at least 3 months by way of bank statements or a child support agency statement, or

➢ Child Support Agency letter to confirm the maintenance agreement.

No exceptions noted.
D6. Where an applicant has a Centrelink Pension as noted on MTS Portal, check that the evidence of a letter from Centrelink verifying pension details can be sighted on the MTS Portal.	No exceptions noted.
In relation to a sample asset designated as low documentation as per the field “LODOC” being “Y”:

D7. For any sample asset designated as “Y” per the field “LODOC” in the Pool, check that the following income declaration and evidence can be sighted on the MTS Portal:

➢ Declaration of Financial Status,

and

➢ 3 months business bank statements (main transactional account), or

➢ 6 months BAS Statements, or

➢ An Accountant’s letter/verification.

No exceptions noted.

Appendix B – List of Sample Assets Loan Numbers Selected from the Pool

Sample	Unique ID	Sample	Unique ID	Sample	Unique ID	Sample	Unique ID
1	3144-10	39	3773-8	77	3117-8273	115	2246-60
2	5103-46	40	3117-1185	78	3513-1	116	8117-2682
3	1220-34	41	5539-6	79	3117-7797	117	8117-2283
4	2771-855	42	3117-1320	80	4577-28	118	8117-1847
5	5205-1030	43	3117-1394	81	8117-294	119	8117-2563
6	5490-0472	44	8202-62	82	8117-269	120	8117-2993
7	2528-366	45	1314-18	83	8117-318	121	8607-6
8	3347-9793	46	3117-2481	84	6296-107	122	8117-2756
9	2260-41	47	216-77	85	3504-44	123	5980-669
10	7815-2	48	3117-5847	86	8117-293	124	5980-674
11	8436-95	49	3117-6205	87	8117-463	125	8117-3018
12	496-60	50	3117-6376	88	2557-15	126	8117-3299
13	3117-394	51	5323-13	89	3132-332	127	8117-1446
s14	572-46	52	3117-5725	90	5323-14	128	1515-4918
15	555-2	53	2335-28	91	1515-24839	129	8117-3115
16	3117-430	54	3117-5942	92	3258-151	130	8117-2710
17	1633-155	55	9484-20	93	8117-783	131	8117-2995
18	849-2	56	6001-206	94	8117-881	132	8117-2573
19	3117-462	57	6949-8	95	8117-1135	133	8117-3371
20	1918-1	58	188-142	96	8117-930	134	8117-1612
21	3760-128	59	3117-6024	97	3013-0098	135	8117-2231
22	3013-9854	60	1399-755	98	5980-654	136	6001-245
23	552-19	61	1399-746	99	8117-992	137	9384-25
24	3258-88	62	3117-7704	100	8117-2234	138	1399-1083
25	318-53	63	6497-37	101	5980-636	139	8696-6
26	2394-2	64	9182-29	102	5980-665	140	2246-59
27	306-22	65	2246-52	103	1524-143	141	8117-3352
28	3117-789	66	856-2	104	8117-2088	142	8117-3383
29	3117-855	67	1399-744	105	3760-532	143	8117-3531
30	1465-5	68	9190-22	106	8117-966	144	8117-3548
31	3013-2134	69	2343-26	107	1553-198	145	8117-3578
32	4246-106	70	6854-4	108	1399-1012	146	3106-96
33	4235-77	71	3504-27	109	8117-2730	147	3106-97
34	8375-5471	72	1399-838	110	8117-2670	148	6001-1119
35	6475-1	73	2266-41	111	1399-1026	149	8117-3916
36	7499-3	74	3117-8249	112	1515-4894	150	8117-3917
37	6818-23	75	1939-186	113	8117-2938	151	8117-3679
38	3117-1234	76	4577-26	114	1399-1051	152	8117-1303
						153	8117-3664